                                                                    Exhibit 1(z)

                     SIXTH AMENDMENT DATED DECEMBER 31, 2008

                             TO JANUS ASPEN SERIES'
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective on or about December 31, 2008, as follows, to reflect (1) the name changes of Mid Cap Value Portfolio to Janus Aspen Perkins Mid Cap Value Portfolio, and (2) the name change of Small Company Value Portfolio to Janus Aspen Perkins Small Company Value Portfolio.

                                   SCHEDULE A

Series of the Trust                                 Available Classes
-------------------------------------------------   ----------------------------
Balanced Portfolio                                  Institutional Shares
                                                    Service Shares

Flexible Bond Portfolio                             Institutional Shares
                                                    Service Shares

Forty Portfolio                                     Institutional Shares
                                                    Service Shares

Research Core Portfolio                             Institutional Shares
                                                    Service Shares

Global Life Sciences Portfolio                      Institutional Shares
                                                    Service Shares

Global Technology Portfolio                         Institutional Shares
                                                    Service Shares
                                                    Service II Shares

Growth and Income Portfolio                         Institutional Shares
                                                    Service Shares

Overseas Portfolio                                  Institutional Shares
                                                    Service Shares
                                                    Service II Shares

Janus Portfolio                                     Institutional Shares
                                                    Service Shares

Enterprise Portfolio                                Institutional Shares
                                                    Service Shares

Modular Portfolio Construction Portfolio            Service Shares

Money Market Portfolio                              Institutional Shares

Janus Aspen Perkins Mid Cap Value Portfolio         Institutional Shares
                                                    Service Shares

Janus Aspen INTECH Risk-Managed Core Portfolio      Service Shares

Janus Aspen INTECH Risk-Managed Growth Portfolio    Service Shares

Janus Aspen Perkins Small Company Value Portfolio   Service Shares

Worldwide Portfolio                                 Institutional Shares
                                                    Service Shares
                                                    Service II Shares

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